                                                                      EXHIBIT 24
                               IKONICS CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of IKONICS Corporation, a Minnesota corporation, does hereby make, constitute and appoint William C. Ulland and Jeffery A. Laabs, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-KSB or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                 IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 27th day of February, 2003.



                                        /s/ Charles H. Andresen
                                       ----------------------------------------
                                       Charles H. Andresen

                               IKONICS CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of IKONICS Corporation, a Minnesota corporation, does hereby make, constitute and appoint William C. Ulland and Jeffery A. Laabs, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-KSB or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of February, 2003.



                                              /s/ Rondi Erickson
                                              ---------------------------------
                                              Rondi Erickson

                               IKONICS CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of IKONICS Corporation, a Minnesota corporation, does hereby make, constitute and appoint William C. Ulland and Jeffery A. Laabs, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-KSB or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of March, 2003.



                                          /s/ David O. Harris
                                          -------------------------------------
                                          David O. Harris

                               IKONICS CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of IKONICS Corporation, a Minnesota corporation, does hereby make, constitute and appoint William C. Ulland and Jeffery A. Laabs, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-KSB or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of February, 2003.



                                                  /s/ H. Leigh Severance
                                                  ------------------------------
                                                  H. Leigh Severance

                               IKONICS CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of IKONICS Corporation, a Minnesota corporation, does hereby make, constitute and appoint William C. Ulland and Jeffery A. Laabs, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-KSB or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 27th day of February, 2003.



                              /s/ Gerald W. Simonson
                              -------------------------------------------
                              Gerald W. Simonson